UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023

Servotronics, Inc.

(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street

Elma, New York 14059-0300

(Address of principal executive offices, including zip code)

(716) 655-5990

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	SVT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2023, Servotronics, Inc. (the “Company”) entered into an Executive Transition Agreement (the “Transition Agreement”) with Lisa F. Bencel, who served as Chief Financial Officer of the Company through April 30, 2023 (the “Transition Date”).

The Company requested and Ms. Bencel has agreed to work from the Transition Date through June 30, 2023 (the “Transition Period”). Pursuant to the Transition Agreement, Ms. Bencel will no longer be an executive officer effective as of the Transition Date but will remain an employee of the Company and will provide services related to the transition of his duties through the Transition Period.

Pursuant to the Transition Agreement and subject to Ms. Bencel’ s compliance with its terms, Ms. Bencel will receive her base salary, payable pursuant to the Company’s standard payroll schedule, and benefits during the Transition Period.

In addition, pursuant to the terms of the Transition Agreement, upon completion of the Transition Period, Ms. Bencel shall be entitled to receive, contingent upon her execution and non-revocation of a release of claims in favor of the Company and compliance with restrictive covenants included in the Transition Agreement, severance pay in the amount of $11,102.65 bi-weekly in accordance with the Company’s regular payroll practices, less all relevant taxes and other withholdings, for a period of 26 weeks starting after the expiration of the revocation period applicable to the release of claims. The Transition Agreement includes certain covenants, including post-Transition Period cooperation, confidentiality, and non-disparagement covenants.

The foregoing is a summary description of the terms and conditions of the Transition Agreement and is qualified in its entirety by reference to the Transition Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 to be filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 12, 2023

Servotronics, Inc.

By:	/s/ Robert Fraass
Robert Fraass
Chief Financial Officer